SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): February 13, 2000

                                   NUVOX, INC.
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               (Exact name of registrant as specified in Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    333-41040
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                            (Commission File Number)

                                   43-1820855
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                      (IRS Employer Identification Number)

           16090 Swingley Ridge Rd., Suite 500, Chesterfield, Missouri 63017
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (636) 537-5700


                          Gabriel Communications, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On Tuesday, February 13, 2001, Gabriel Communications, Inc. issued a press release publicly announcing that it has selected "NuVox Communications" as its new operating name for the combined company resulting from its combination with TriVergent Communications and providing an overview of the combined company as of December 31, 2000. A copy of the press release is filed with this report as Exhibit 99.1. In connection with the selection of its new operating name, the registrant also formally changed its corporate name to "NuVox, Inc." The registrant has received all necessary approvals from its board of directors and a majority of its stockholders and has filed a certificate of amendment amending its certificate of incorporation with the Secretary of State of the State of Delaware.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following exhibits are filed with this report:

Exhibit No.                               Description
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99.1                                      Press release dated February 13, 2001.









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

                                   SIGNATURES

     Pursuant to the requirements of the Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      NUVOX, INC.


February  13, 2001                    By:  /s/ John P. Denneen
                                           --------------------
                                            John P. Denneen,
                                            Executive Vice President - Corporate
                                            Development and Legal Affairs









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

                                INDEX TO EXHIBITS

Exhibit No.              Description
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99.1                     Press release dated February 13, 2001.











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